EXHIBIT 99.1

CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

          Pursuant to §230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Prospectus and Proxy Statement, which forms a part of the Registration Statement on Form S-4 relating to the proposed merger of Southern Michigan Bancorp, Inc. and FNB Financial Corporation, as a person who is expected to become a director of the surviving entity upon completion of such merger. As of the effective time of the Registration Statement, the undersigned will not be a member of the board of directors of Southern Michigan Bancorp, Inc. and will not be required to sign the Registration Statement.

July ____, 2007	/s/ Richard E. Dyer
Richard E. Dyer

CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

          Pursuant to §230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Prospectus and Proxy Statement, which forms a part of the Registration Statement on Form S-4 relating to the proposed merger of Southern Michigan Bancorp, Inc. and FNB Financial Corporation, as a person who is expected to become a director of the surviving entity upon completion of such merger. As of the effective time of the Registration Statement, the undersigned will not be a member of the board of directors of Southern Michigan Bancorp, Inc. and will not be required to sign the Registration Statement.

July ____, 2007	/s/ John S. Carton
John S. Carton

CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

          Pursuant to §230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Prospectus and Proxy Statement, which forms a part of the Registration Statement on Form S-4 relating to the proposed merger of Southern Michigan Bancorp, Inc. and FNB Financial Corporation, as a person who is expected to become a director of the surviving entity upon completion of such merger. As of the effective time of the Registration Statement, the undersigned will not be a member of the board of directors of Southern Michigan Bancorp, Inc. and will not be required to sign the Registration Statement.

July ____, 2007	/s/ Robert L. Hance
Robert L. Hance